                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                               CoreComm Limited
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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

[CORECOMM COMMUNICATIONS LOGO]
                                CORECOMM LIMITED

                              110 EAST 59TH STREET
                            NEW YORK, NEW YORK 10022
                                 (212) 906-8485

                                                              September 12, 2000

Dear Shareholder:

    We previously sent you a joint proxy statement and prospectus dated August 21, 2000 for a special meeting of shareholders of CoreComm Limited to be held at 10:00 a.m., local time, at the conference rooms on the concourse level at Paul, Weiss, Rifkind, Wharton & Garrison, located at 1285 Avenue of the Americas, New York, New York 10019, on September 22, 2000. As you know, the purposes of the special meeting are:

        1. To consider and approve the domestication merger proposal to make CoreComm a domestic U.S. company and to approve and adopt the related domestication merger agreement. (See page 134 of the August 21, 2000 proxy statement.)

        2. If the domestication merger proposal is approved, to consider, approve and adopt the merger agreement among CoreComm, Voyager.net, Inc. and other parties, under which Voyager will become a wholly-owned subsidiary of CoreComm, and common stock of CoreComm (or its successor) will be issued in addition to a cash payment to the current stockholders of Voyager. (See page 91 of the August 21, 2000 proxy statement.)

        3. If the domestication merger proposal is approved, to consider, approve and adopt the merger agreement among CoreComm, ATX
    Telecommunications Services, Inc., all of the current ATX stockholders and other parties. (See page 120 of the August 21, 2000 proxy statement.)

        4. To consider and approve the proposal to increase the authorized share capital of CoreComm to 200 million common shares and 5 million preferred shares. (See page 135 of the August 21, 2000 proxy statement.) This proposal will be considered only if neither the Voyager merger nor the ATX merger is approved.

        5. To transact any other business as may properly come before the meeting and any adjournments of the meeting.

    As we disclosed on page 20 of the August 21, 2000 proxy statement, we have agreed to issue and sell $50 million of a new series of non-voting 8.5% convertible preferred stock in a separate transaction. Because the issuance and sale of this 8.5% convertible preferred stock is expected to close prior to the completion of the domestication merger, the Voyager merger and the ATX merger, CoreComm and the other parties to the merger agreements relating to the domestication merger and the ATX merger have agreed to amend those merger agreements to permit the conversion of shares of CoreComm preferred stock that may be issued prior to the consummation of the domestication merger, into substantially identical shares of preferred stock of the company that survives each of the domestication merger and the ATX merger.

    We are sending you this supplement to the August 21, 2000 proxy statement to provide you with a copy of the amendment to the domestication merger agreement, which is attached to this supplement as Annex S-A, a copy of the amendment to the ATX merger agreement, which is attached to this supplement as Annex S-B, and a description of the 8.5% convertible preferred stock. By voting your shares in favor of the domestication merger, you will be voting in favor of the approval and adoption of the domestication merger agreement as so amended. Similarly, by voting in favor of the ATX merger, you will be voting for the approval and adoption of the ATX merger agreement as so amended.

    Please review carefully the entire joint proxy statement and prospectus as well as this supplement. You should consider the matters discussed under "Risk Factors" commencing on page 30 of the August 21, 2000 proxy statement before voting.

    If you have any questions prior to the special meeting or need further assistance, please call our proxy solicitor, D.F. King & Co., Inc., at (800) 207-3155.

    Thank you for your cooperation.
                                         Very truly yours,

                                         /s/ GEORGE S. BLUMENTHAL
                                         George S. Blumenthal
                                         Chairman of the Board
 YOUR VOTE IS VERY IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY
  (WHICH WAS ENCLOSED WITH YOUR COPY OF THE AUGUST 21, 2000 PROXY STATEMENT).

Neither the U.S. Securities and Exchange Commission nor any state securities regulator has approved or disapproved the domestication merger, the Voyager merger agreement, the ATX merger agreement or the increase in authorized share capital, or the securities to be issued in the transactions or determined if the August 21, 2000 proxy statement and prospectus and/or this supplement is accurate or adequate. Any representation to the contrary is a criminal offense.

    This supplement is dated September 12, 2000, and is first being mailed to shareholders on September 13, 2000.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Introduction................................................   S-1
   Questions and Answers About the Amendments...............   S-1
   The Amendments...........................................   S-3
      The Amendment to the Domestication Merger Agreement...   S-3
      The Amendment to the ATX Merger Agreement.............   S-3
   Description of the Capital Stock of Post-Merger
     CoreComm...............................................   S-3
      General...............................................   S-3
      8.5% Convertible Preferred Stock......................   S-3
Annex S-A -- Amendment No. 1 to the Domestication Merger
   Agreement
Annex S-B -- Amendment No. 4 to the ATX Merger Agreement

                                  INTRODUCTION

     EXCEPT AS DESCRIBED IN THIS SUPPLEMENT, THE INFORMATION WE PROVIDED YOU IN THE AUGUST 21, 2000 PROXY STATEMENT THAT WE PREVIOUSLY MAILED TO YOU CONTINUES TO APPLY. TO THE EXTENT INFORMATION IN THIS SUPPLEMENT DIFFERS FROM OR CONFLICTS WITH INFORMATION CONTAINED IN THE AUGUST 21, 2000 PROXY STATEMENT, THIS SUPPLEMENT SUPERSEDES AND REPLACES THE INFORMATION IN THE AUGUST 21, 2000 PROXY STATEMENT. IF YOU ARE A CORECOMM SHAREHOLDER AND NEED ANOTHER COPY OF THE AUGUST 21, 2000 PROXY STATEMENT, PLEASE CALL CORECOMM'S PROXY SOLICITOR, D.F. KING & CO., INC. AT (800) 207-3155. IF YOU ARE A VOYAGER STOCKHOLDER AND NEED ANOTHER COPY OF THE AUGUST 21, 2000 PROXY STATEMENT, PLEASE CALL VOYAGER AT (517) 324-5887.

                   QUESTIONS AND ANSWERS ABOUT THE AMENDMENTS

Q: Why is it necessary to amend the agreements relating to the domestication merger and the ATX merger?

A: THE DOMESTICATION MERGER

   The domestication merger agreement is being amended in order to provide that the shares of preferred stock that CoreComm may issue in advance of the completion of the domestication merger will be converted, as a result of the domestication merger, into substantially identical shares of preferred stock of the Delaware corporation that will survive that merger.

    THE ATX MERGER

   The ATX merger agreement is similarly being amended in order to provide that the shares of preferred stock that CoreComm may issue in advance of that merger will be converted, as a result of the ATX merger, into substantially identical shares of preferred stock of the corporation surviving the ATX merger, which corporation is referred to as post-merger CoreComm.

Q: Do the amendments make any other changes to the terms of the transactions?

A: No. The amendments relate solely to the technical treatment of shares of CoreComm preferred stock in the mergers.

Q: Will the amendments delay the special meeting of CoreComm shareholders or Voyager stockholders?

A: No. We anticipate that the CoreComm special meeting and the Voyager special meeting will each be held as originally scheduled on September 22, 2000.

Q: Will I need to vote separately on approving the amendments?

A: CoreComm Shareholders:

    No. By voting in favor of the domestication merger, you will be deemed to be voting in favor of the approval and adoption of the domestication merger agreement, as amended. Similarly, by voting in favor of the ATX merger you will be deemed to be voting in favor of the approval and adoption of the ATX merger agreement, as amended.

    Voyager Stockholders:

    No. The stockholders of Voyager are voting to approve the Voyager merger and are not voting to approve and adopt the domestication merger agreement, as amended, or the ATX merger agreement, as amended.

Q: If I have already completed and returned my proxy, do I need to complete and return another proxy?

A: No. If you have already returned your proxy you do not need to take any further action unless you wish to change your vote. See pages 86-87 of the August 21, 2000 proxy statement for instructions on how you may revoke your proxy.

Q: Whom should I call with questions?

A: If you are a CoreComm shareholder, please contact CoreComm's proxy solicitor, D.F. King & Co., Inc., at (800) 207-3155.

    If you are a Voyager stockholder, please contact James Militello of Voyager at (517) 324-5887.

                                 THE AMENDMENTS

THE AMENDMENT TO THE DOMESTICATION MERGER AGREEMENT

     The domestication merger agreement amendment is attached as Annex S-A and incorporated into this supplement. You should carefully read the amendment, together with the domestication agreement attached as Annex C to the August 21, 2000 proxy statement, in their entirety.

THE AMENDMENT TO THE MERGER AGREEMENT BETWEEN CORECOMM AND ATX

     The ATX merger agreement amendment is attached as Annex S-B and incorporated into this supplement. You should carefully read the amendment, together with the ATX merger agreement as previously amended and attached as Annex B to the August 21, 2000 proxy statement, in their entirety.

                      DESCRIPTION OF THE CAPITAL STOCK OF
                              POST-MERGER CORECOMM

GENERAL

     Pages 209-218 of the August 21, 2000 proxy statement contain a general description of the capital stock of post-merger CoreComm. Please note that on page 214 of the August 21, 2000 proxy statement, the description of the shares of convertible preferred stock of post-merger CoreComm to be issued to the stockholders of ATX in connection with the ATX recapitalization incorrectly states that dividends on these shares will be payable annually in arrears. IN FACT, DIVIDENDS ON THOSE SHARES OF CONVERTIBLE PREFERRED STOCK WILL BE PAYABLE QUARTERLY IN ARREARS.

     In addition to the convertible preferred stock to be issued to the current stockholders of ATX pursuant to the ATX merger agreement, post-merger CoreComm is also expected to issue a second series of its preferred stock. As noted on page 20 of the August 21, 2000 proxy statement, before completing the domestication merger, CoreComm expects to issue $50 million of non-voting convertible preferred stock which will pay dividends at a rate of 8.5% a year. In the domestication merger, these shares will be converted into substantially identical shares of preferred stock of the Delaware corporation surviving that merger. In the ATX merger, those preferred shares of the Delaware corporation will be converted into substantially identical shares of preferred stock of post-merger CoreComm. As a result, following the ATX merger, post-merger CoreComm is expected to have 50,000 shares of 8.5% convertible preferred stock outstanding. The material terms of the 8.5% convertible preferred stock of post-merger CoreComm are described below.

8.5% CONVERTIBLE PREFERRED STOCK

     Dividends and Ranking.   Each share of 8.5% convertible preferred stock
will entitle its holders to receive dividends out of funds of post-merger CoreComm legally available for the payment of dividends prior to and in preference to any declaration or payment of any dividend on any securities junior in dividend rights to the 8.5% convertible preferred stock (other than dividends payable in the form of junior securities or securities convertible into junior securities) and on a parity with any securities that are designated to be on a parity with the 8.5% convertible preferred stock. The shares of 8.5% convertible preferred stock will rank on a parity with the shares of convertible preferred stock being issued to the ATX stockholders as part of the recapitalization of ATX. Dividends are payable when and as authorized and declared by the board of directors of post-merger CoreComm out of funds legally available for dividend payments. Dividends on each share of 8.5% convertible preferred stock accrue at the yearly rate of 8.5% of the liquidation value of $1,000 per share. Dividends on the 8.5% convertible preferred stock are cumulative and are payable quarterly in arrears. Dividends accrue whether or not they have been declared and whether or not there are profits, surplus or other funds of post-merger CoreComm legally available for the payment of dividends.

     At the option of post-merger CoreComm, dividends may be paid in shares of common stock of post-merger CoreComm or in additional shares of 8.5% convertible preferred stock. If dividends are paid in shares of post-merger CoreComm common stock, the amount of common stock to be paid will be calculated assuming the common stock has a value equal to the volume weighted average sale price during the prior 25 trading days immediately before the dividend payment record date, and either the issuance of that common stock must be registered under the Securities Act, or the resale of that common stock must be registered under the Securities Act using a shelf registration statement.

     Post-merger CoreComm may not pay any dividends on any junior securities, other than dividends payable in the form of those junior securities, unless all accrued and unpaid dividends required to be paid on the 8.5% convertible preferred stock and any parity securities for all prior dividend periods have been paid in full and sufficient funds have been set aside for the next scheduled dividend payment date. Likewise, post-merger CoreComm may not redeem, acquire or repurchase any junior securities, except as required to comply with an employee incentive or benefit plan, unless it is current in its dividend payments on the 8.5% convertible preferred stock and sufficient funds have been set aside for the next scheduled dividend payment date.

     Liquidation, Dissolution or Winding up. In the event of any voluntary or involuntary liquidation, dissolution or winding up of post-merger CoreComm, the holders of outstanding shares of 8.5% convertible preferred stock will be entitled to be paid out of the assets of post-merger CoreComm available for distribution to its stockholders after payment of any liquidation values of any securities senior in liquidation rights to the convertible preferred stock and before any securities junior in liquidation rights to the convertible preferred stock.

     If, upon any liquidation, dissolution or winding up of post-merger CoreComm, the remaining assets of post-merger CoreComm available for distribution to its stockholders are insufficient to pay the holders of 8.5% convertible preferred stock and all other classes or series of stock ranking equal to it with respect to liquidation the full amount to which they are entitled, the holders of 8.5% convertible preferred stock, together with holders of the equally-ranked preferred stock, will share ratably (based on their relative liquidation values) in any distribution of the remaining assets and funds of post-merger CoreComm.

     Voting Rights.   Except as otherwise provided below or as otherwise
provided by law, holders of 8.5% convertible preferred stock are not entitled to vote on matters brought before the stockholders of post-merger CoreComm.

     Post-merger CoreComm may not either alter, amend or repeal the preferences, special rights or other powers or privileges of the 8.5% convertible preferred stock, or create or increase the size of any class or series of securities senior to the 8.5% convertible preferred stock, in either case, without the written consent or affirmative vote of holders of at least 75% of the then outstanding shares of 8.5% convertible preferred stock. Any amendment that changes the dividend payable on the 8.5% convertible preferred stock, the conversion price for the shares or the liquidation rights of the shares will require the written consent or affirmative vote of at least 90% of the then outstanding shares of 8.5% convertible preferred stock.

     Mandatory Redemption.   Post-merger CoreComm must redeem the 8.5%
convertible preferred stock on the tenth anniversary of the original date of issuance, to the extent there are funds legally available for such payment. The redemption price will be $1,000 per share, together with accrued and unpaid dividends, payable either, at the option of post-merger CoreComm, in cash or in shares of post-merger CoreComm common stock. If paid in shares of post-merger CoreComm common stock, the redemption price will be calculated assuming the common stock has a value equal to the volume weighted average sale price of the post-merger CoreComm common stock during the 25 trading days immediately before the redemption date. Any payment of the redemption price in cash also requires the consent of the holder of the shares being redeemed.

     Optional Redemption. Post-merger CoreComm may redeem the 8.5% convertible preferred stock at a redemption price of $1,000 per share, together with accrued and unpaid dividends, payable either, at the option of post-merger CoreComm, in cash or in shares of common stock, or a combination of cash and shares of common stock, during any of the periods specified below if, at any time, during that period the 25-day volume weighted average sale price of the post-merger CoreComm common stock exceeds the amounts indicated:

                       PERIOD                            STOCK PRICE
                       ------                          ----------------
Second anniversary of original issue date until day    150% of the
   before third anniversary..........................  conversion price
Third anniversary of original issue date until day     200% of the
   before fourth anniversary.........................  conversion price
Fourth anniversary of original issue date until day    250% of the
   before fifth anniversary..........................  conversion price

The conversion price is described in the section below entitled "Determination of the Conversion Price."

     In addition, the 8.5% convertible preferred stock may be redeemed by post-merger CoreComm at any time following the fifth anniversary of the original issue date at a redemption price of $1,010 per share, together with accrued and unpaid dividends, payable either in cash or in shares of post-merger CoreComm common stock, or a combination of cash and common stock.

     If post-merger CoreComm elects to pay all or any portion of the redemption price for shares of 8.5% convertible preferred stock in shares of common stock, the shares of common stock will be valued based on the volume weighted average sale price of the post-merger CoreComm common stock during the 25 trading days immediately before the redemption date. Any payment of the redemption price in cash also requires the consent of the holder of the shares being redeemed.

     Conversion Rights.   At any time, the holders of 8.5% convertible preferred
stock may convert the shares into the number of shares of post-merger CoreComm common stock determined by dividing the liquidation value of the shares by a number equal to the conversion price as of that time. Furthermore, in the event of a change of control of post-merger CoreComm, the holders of the 8.5% convertible preferred stock will have a one time option to convert the 8.5% convertible preferred stock into common stock at a special conversion price determined by dividing the liquidation price by the greater of (a) 66.67% of the volume weighted average sale price of the CoreComm common stock for the 25 trading day period ending September 14, 2000, and (b) the price per share of post-merger CoreComm common stock at which the change of control is occurring. Each of the domestication merger, the ATX merger and the Voyager merger will not be deemed to be a "change of control."

     Determination of the Conversion Price.   The conversion price for a
conversion made in the absence of a change of control is as follows:

     - The 50,000 shares of 8.5% convertible preferred stock originally issued will have an initial conversion price equal to the lesser of $16.50 and the volume weighted average sale price of CoreComm common stock during the 25 trading day period ending September 14, 2000.

     - Any additional shares of 8.5% convertible preferred stock issued in payment of any dividend on the shares of 8.5% convertible preferred stock will have an initial conversion price equal to 120% of the volume weighted average sale price of the post-merger CoreComm common stock for the 25 trading day period ending immediately prior to the dividend payment record date for the dividend in respect of which those additional shares of 8.5% convertible preferred stock were issued.

     Adjustments to Conversion Price.   The conversion price is subject to
adjustments based on changes in capitalization of post-merger CoreComm common stock such as stock splits, stock dividends, and the like. The conversion price will also be adjusted if, among other things, post-merger CoreComm issues to substantially all holders of post-merger CoreComm common stock any rights, options or warrants to subscribe for or purchase shares of post-merger CoreComm common stock at a price below the then current conversion price.

     Registration Rights.   The holders of the 8.5% convertible preferred stock
will be entitled to shelf registration rights with respect to the 8.5% convertible preferred stock and its underlying common stock beginning on the twelve-month anniversary of the date the 8.5% convertible preferred stock is issued. The shelf registration is required to remain effective for a maximum of five years. In the event that post-merger CoreComm is not able to effect or maintain the effectiveness of the shelf registration, the holders of the 8.5% convertible preferred stock will be entitled to demand and "piggy-back" registration rights.

                                                                       ANNEX S-A

                      AMENDMENT TO AMALGAMATION AGREEMENT

     This AMENDMENT TO AMALGAMATION AGREEMENT (the "Amendment") is made as of September 11, 2000.

BETWEEN:

     (1) CORECOMM LIMITED, a company incorporated under the laws of Bermuda having its registered office at Cedar House, 41 Cedar Avenue, Hamilton, Bermuda ("CORECOMM"); and

     (2) CORECOMM MERGER SUB, INC., a company incorporated under the laws of Delaware having its registered office at 1013 Centre Road, City of Wilmington, County of Dover, Delaware, USA ("CORECOMM MERGER SUB").

WHEREAS:

     1. CoreComm was incorporated under the laws of Bermuda pursuant to the Companies Act 1981, as evidenced by a Certificate of Incorporation dated 6 March 1998;

     2. CoreComm Merger Sub was incorporated under the laws of Delaware on April 7, 2000;

     3. CoreComm and CoreComm Merger Sub agreed to amalgamate (the "AMALGAMATION") and entered into the Amalgamation Agreement dated 10 April 2000 (the "AGREEMENT");

     4. CoreComm and CoreComm Merger Sub wish to amend the Agreement as set out herein; and

     5. Capitalised terms used and not defined herein have the respective meanings described to them in the Recapitalisation Agreement and Plan of Merger.

NOW THEREFORE THE PARTIES HAVE AGREED AS FOLLOWS:

     1.   Amendment to Clause 1.1

         A new sub-clause 1.1(g) shall be inserted in Clause 1.1 (following sub-clause (f)), with the existing sub-clauses (g) and (h) being renamed sub-clauses (h) and (i) respectively, as follows:

               ""CORECOMM PREFERRED SHARES" means the issued and outstanding preferred shares in the capital stock of CoreComm Limited as at the Domestication Merger Effective Time;"

                                      S-A-1

     2.   Amendment to Clause 6.1

         A new sub-clause 6.1.2 shall be inserted in Clause 6.1 (following sub-clause 6.1.1), with the existing sub-clause 6.1.2 being re-numbered as sub-clause 6.1.3, as follows:

               "each CoreComm Preferred Share will be converted into one issued and fully paid share of CoreComm Merger Sub Preferred Stock, with each series of CoreComm Merger Sub Preferred Stock, to the extent consistent with the Delaware General Corporation Law, having identical powers, preferences, rights, qualifications, limitations and restrictions to the series of CoreComm Preferred Shares which has been so converted; and"

     3.   Amendment to Clause 6.2

         Clause 6.2 of the Agreement is hereby amended in its entirety to read as follows:

               "At the Domestication Merger Effective Time or as soon as practicable thereafter, the CoreComm Merger Sub Common Stock Certificates and CoreComm Merger Sub Preferred Stock Certificates to be issued to the shareholders of CoreComm shall be deposited with the Exchange Agent who shall exchange them for Certificates of Common Stock or Certificates of Preferred Stock, as the case may be, of ATX Telecommunications Services Inc., par value $0.01 per share, if the ATX Merger closes."

     4.   Amendment to Clause 6.3

         Clause 6.3 of the Agreement is hereby amended in its entirety to read as follows:

               "The CoreComm Common Shares held by Dissenting Shareholders together with each accompanying right to acquire one one-hundreth of a share of CoreComm Series A Junior Participating Preferred Stock, shall not be converted into shares of CoreComm Merger Sub Common Stock and the CoreComm Preferred Shares held by Dissenting Shareholders shall not be converted into CoreComm Merger Sub Preferred Stock, as provided in Clauses 6.1.1 and 6.1.2, and shall be cancelled and converted into a right to receive payment of fair value under the Act, provided that if a Dissenting Shareholder withdraws his claim, fails to perfect, effectively withdraws or otherwise loses any right to appraisal and payment under the Act, such right to receive payment shall be deemed to have been converted as of the Effective Date into a right to receive shares of CoreComm Merger Sub in accordance with Clauses 6.1.1 and 6.1.2."

     5.   Governing Law

         This Amendment shall be governed by and construed in accordance with the laws of Bermuda and the parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of the Courts of Bermuda.

                                      S-A-2

     IN WITNESS WHEREOF this Amendment has been duly executed by the parties hereto under their respective seals as witnessed by the signatures of their proper officers.

                                          CORECOMM LIMITED

                                          By: /s/ RICHARD J. LUBASCH
                                            ------------------------------------
                                              Name: Richard J. Lubasch
                                              Title: Senior Vice
                                              President -- General Counsel

                                          CORECOMM MERGER SUB, INC.

                                          By: /s/ RICHARD J. LUBASCH
                                            ------------------------------------
                                              Name: Richard J. Lubasch
                                              Title: President

                                      S-A-3

                                                                       ANNEX S-B

                                AMENDMENT NO. 4

                                       TO

                           RECAPITALIZATION AGREEMENT
                   AND PLAN OF MERGER, ORIGINALLY EXECUTED ON
  MARCH 9, 2000 AND AMENDED ON APRIL 10, 2000, JULY 10, 2000 AND JULY 31, 2000

                                  BY AND AMONG

                     ATX TELECOMMUNICATIONS SERVICES, INC.
                        THOMAS GRAVINA, DEBRA BURUCHIAN
                     MICHAEL KARP, THE FLORENCE KARP TRUST,
                               CORECOMM LIMITED,
                              ATX MERGER SUB, INC.
                                      AND
                           CORECOMM MERGER SUB, INC.

                            DATED SEPTEMBER 12, 2000

                                      S-B-1

                                AMENDMENT NO. 4
                                       TO
                 RECAPITALIZATION AGREEMENT AND PLAN OF MERGER

     This Amendment No. 4 to the Recapitalization Agreement and Plan of Merger (this "Amendment") is made and entered into September 12, 2000, by and between ATX Telecommunications Services, Inc., Thomas Gravina, Debra Buruchian, Michael Karp, The Florence Karp Trust, CoreComm Limited, ATX Merger Sub, Inc. and CoreComm Merger Sub, Inc. All capitalized terms which are used but not otherwise defined herein shall have meanings specified in the Agreement (as defined below), and all amendments thereto.

     WHEREAS, CoreComm, CoreComm Merger Sub, ATX, ATX Merger Sub and the ATX Stockholders are parties to that certain Recapitalization Agreement and Plan of Merger, dated March 9, 2000, as heretofore amended by Amendments dated April 10, 2000, July 10, 2000, and July 31, 2000 (the "Agreement"), pursuant to which ATX and CoreComm have agreed to combine in order to advance the long-term business interests of ATX and CoreComm; and

     WHEREAS, the parties hereto desire to further amend the Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

     1.   Amendment to Section 1.1(d).   Section 1.1(d) of the Agreement is
hereby amended in its entirety to read as follows:

              (d) Immediately prior to the Merger, CoreComm shall amalgamate and merge with and into CoreComm Merger Sub (the "Domestication Merger"), subject to compliance with applicable provisions of the Delaware General Corporation Law (the "DGCL") and the laws of Bermuda. As a result of the Domestication Merger, each issued and outstanding share of CoreComm Common Stock shall become and represent one share of common stock, par value $.01 per share ("CoreComm Merger Sub Common Stock"), of CoreComm Merger Sub, each issued and outstanding share of preferred stock of CoreComm (the "CoreComm Preferred Stock"), shall become and represent one share of preferred stock, par value $.01 per share ("CoreComm Merger Sub Preferred Stock"), of CoreComm Merger Sub, it being understood and intended that, to the extent consistent with the DGCL, the powers, preferences, rights, qualifications, limitations and restrictions of the each and every series of CoreComm Merger Sub Preferred Stock shall be identical to, and shall mirror, the powers, preferences, rights, qualifications, limitations and restrictions of the series of CoreComm Preferred Stock which has been so converted, and the independent existence of

                                      S-B-2

        CoreComm shall cease. Prior to the consummation of the Domestication Merger, CoreComm, as sole stockholder of CoreComm Merger Sub, shall adopt this Agreement. Unless the context otherwise requires, all references in this Agreement to CoreComm shall be deemed to mean CoreComm prior to the consummation of the Domestication Merger and CoreComm Merger Sub following the consummation of the Domestication Merger, all references to CoreComm Common Stock shall be deemed to mean the CoreComm Common Stock prior to the consummation of the Domestication Merger and CoreComm Merger Sub Common Stock after the consummation of the Domestication Merger and all references to CoreComm Preferred Stock shall be deemed to mean the CoreComm Preferred Stock prior to the consummation of the Domestication Merger and CoreComm Merger Sub Preferred Stock after the consummation of the Domestication Merger.

     2.   Amendments to Section 1.3.   (a) The section caption and introductory
language of Section 1.3 of the Agreement are hereby amended to read as follows:

              1.3   Conversion of CoreComm Capital Stock.   As of the
        Effective Time, by virtue of the Merger and without any action on the part of the holder of any shares of ATX capital stock or CoreComm capital stock:

         (b) A new subsection (d) is inserted at the end of Section 1.3 (following subsection (c) thereof) reading as follows:

              (d) Each issued and outstanding share of any series of CoreComm Merger Sub Preferred Stock shall be automatically and without any action on the part of the holders thereof be converted into one (1) fully paid and nonassessable share of a series of preferred stock, par value $.01 per share, of ATX having powers, preferences, rights, qualifications, limitations and restrictions which are identical to and that mirror, the powers, preferences, rights, qualifications, limitations and restrictions of the series of CoreComm Merger Sub Preferred Stock which have been so converted. When so converted at the Effective Time, the shares of CoreComm Preferred Stock shall cease to be outstanding and each certificate which theretofore evidenced any such shares shall at the Effective Time evidence a like number of shares of the series of ATX preferred stock into which such shares of CoreComm Preferred Stock have been converted.

     3.   Amendment to Section 4.3(b).   Sections 4.3(b) of the Agreement is
hereby amended in its entirety to read as follows:

              (b) Except (1) as reserved for future grants of options under the CoreComm Stock Plans, (2) for shares of CoreComm Preferred Stock, (3) as reserved for issuance upon conversion or redemption of issued and outstanding shares of CoreComm
        Preferred Stock or (4) as set forth on Section 4.3 of the CoreComm Disclosure Schedule, (i) there are no

                                      S-B-3
        equity securities of any class of CoreComm, or any security exchangeable into or exercisable for such equity securities, issued, reserved for issuance or outstanding; (ii) there are no options, warrants, equity securities, calls, rights, commitments or agreements of any character to which CoreComm is a party or by which it is bound obligating CoreComm to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of equity securities of CoreComm or obligating to grant, extend, accelerate the vesting of or enter into any such option, warrant, equity security, call, right, commitment or agreement; and (iii) there are no voting trusts, proxies or other voting agreements or understandings with respect to the shares of equity securities of CoreComm.

     4.   Amendment to Section 12.1.   Section 12.1 is hereby amended to include
the following additional defined term cross-references:

                          TERM                            SECTION
                          ----                            -------
CoreComm Preferred Stock................................    1.1
CoreComm Merger Sub Preferred Stock.....................    1.1

     5. Other Provisions Unchanged. Except as specifically amended hereby, all other terms and conditions of the Agreement shall remain in full force and effect. To the extent that the Agreement includes such terms as "herein," "hereto," "in this Agreement" and the like, such terms shall be interpreted to refer to the Agreement, as modified by this Amendment.

     6.   Counterparts.   This Amendment may be executed in separate
counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                      S-B-4

     IN WITNESS WHEREOF, the parties have executed this Amendment on the date first above written.

                                          CORECOMM LIMITED

                                          By: /s/ RICHARD J. LUBASCH
                                            ------------------------------------
                                              Richard J. Lubasch
                                              Senior Vice President -- General
                                              Counsel

                                          ATX TELECOMMUNICATIONS
                                          SERVICES, INC.

                                          By: /s/ MICHAEL KARP
                                            ------------------------------------
                                              Michael Karp
                                            Chief Executive Officer

                                          CORECOMM MERGER SUB, INC.

                                          By: /s/ RICHARD J. LUBASCH
                                            ------------------------------------
                                              President

                                          ATX MERGER SUB, INC.

                                          By: /s/ MICHAEL KARP
                                            ------------------------------------
                                              Michael Karp
                                            Chief Executive Officer

Solely with respect to Articles 9, 11,
12 and 13 of the Recapitalization
Agreement and Plan of Merger, as
amended hereby

/s/ THOMAS GRAVINA
--------------------------------------
Thomas Gravina

/s/ DEBRA BURUCHIAN
--------------------------------------
Debra Buruchian

/s/ MICHAEL KARP
--------------------------------------
Michael Karp

THE FLORENCE KARP TRUST

By: /s/ LISA G. KAMINSKY
    ----------------------------------
    Lisa G. Kaminsky, Trustee

                                      S-B-5